Investor Presentation Second Quarter 2022

Forward-Looking Statements 2 This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, litigation to which the Company is or has been a party and the potential impacts thereof, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels and asset quality. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: changes in accounting policies, practices, or guidance, for example, our adoption of CECL; cyber-security threats, attacks or events; rapid technological developments and changes; changes in the Company’s liquidity and capital positions; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts or public health events (such as the ongoing COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and the Company and the Bank, in particular; the outcome of pending and future litigation and governmental proceedings, including litigation or actions arising from the Company’s participation in and administration of programs related to COVID-19, including, among other things, the PPP under the CARES Act; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or more costly than anticipated; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, continuing supply chain disruptions and slowdowns in economic growth, particularly related to the sustained economic impacts of the COVID-19 pandemic; the potential adverse effects of unusual and infrequently occurring events, or the prospect of these events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the ongoing war between Russia and Ukraine) and the governmental and societal responses thereto; changes in the Company’s branch expansions and consolidations, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all, deterioration of the housing market and reduced demand for mortgages; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward- looking statement to reflect developments occurring after the statement is made.

Non-GAAP Statements 3 Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

4 TABLE OF CONTENTS Section Title Slides 1 Overview 05-12 2 Financial Highlights 13-21 3 Balance Sheet Transformation 22-26 4 Asset Quality 27-34 5 Deposit Mix & Cost of Funds 35-39 6 Commercial Loan Portfolio Metrics 40-45

Overview 01 5

Our Mission At Carter Bank & Trust, we strive to be the preferred lifetime financial partner for our customers and shareholders, and the employer of choice in the communities we are privileged to serve. Our Purpose Enrich lives and enhance communities today, to build a better tomorrow. Our Values Loyalty We serve to build lifetime relationships Care We care, it’s our tradition and what we do best Optimism We work collaboratively, as one team Trustworthiness We act with integrity and speak with respect Innovation We make bold decisions to continuously improve

Our Company History

1974

Bank established denovo in 1974 as First National Bank of Rocky Mount, VA

2006

Carter Bank & Trust charter established in 2006 with the merger of ten banks

2020

Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust

Focused on the Future, a Well-Capitalized Franchise with Momentum

Headquartered in Martinsville, VA

68 Branches

7 Corporate Centers

3 Corporate Offices in VA

Branch Network Update

- The East Morehead Branch and Commercial Banking Center in Charlotte, NC opened at this location May 4, 2022.
- Renovation of 16 branch locations scheduled for 2022.
- In Charlottesville,VA the 5th Street Branch will close and consolidate into the Mill Creek Branch in August, 2022.
- New Operations Center in Greensboro, NC set to open in Q3 2022.
- Opening a full-service flagship center in Charlottesville, VA featuring technology and design innovation to drive efficiency and high performance.

The Numbers

$4.1B Assets

$3.0B Loans

$3.8B Deposits

7

8 Our Leadership Team ‘We are intentional and work with purpose to create a culture of leadership excellence - attracting, developing and retaining the best leaders - to achieve mission objectives and to experience break-out performances across the organization.’ Litz Van Dyke, CEO

Our Footprint YE 2020 92 Branches YE 2019 101 Branches YE 2018 105 Branches June 2022 68 Branches Branches in VA and NC Metropolitan Statistical Areas June 30, 2022 'Over the past three years, we have executed a strategic plan to right-size our retail network as we focus on expanding in emerging growth markets. Branch banking transformation continues with the implementation of the universal bankers model and streamlined operations.' Wendy Bell, CFO 9 North Carolina | Total Deposits: $0.4M 1 5 2 1 5 14 Charlotte Greensboro Raleigh Durham Fayetteville Non MSA TOTAL The following counties are also included in our CRA Assessment area: Randolph, NC: Greensboro MSA Niagra, NY: Varsity Bank Virginia | Total Deposits: $3.4M 6 11 7 3 5 22 54 Washington DC Roanoke Lynchburg Charlottesville Blacksburg-Christiansburg Non MSA TOTAL

Our Commitment

'Our influence for **positive change** is in alignment with our purpose and mission. Our commitment to ESG actions benefit our **communities**, our **organization**, our **environment**, and our **economy**.'

Brad Langs, President & CSO

425
Volunteer Community Service Hours Q2 2022

$68,000
Local & National Non-Profit Donations Q2 2022



Hosted a Volunteer Workday alongside members of the Bank-formed Eco Ambassador Council (EAC) at the site of Virginia's future Mayo River State Park, setting 34 fence posts, installed railings, planted native plants, laid down a truck load of mulch, and installed a bench. This was followed up on Earth Day with an official ribbon cutting in partnership with the Virginia Department of Conservation & Recreation and the Dan River Basin Association.


GROW YOUR FINANCES WITH CARTER BANK AND TRUST

The Bank's Green Team hosted their first annual Earth Week Challenge. Branches submitted crafty creations using repurposed materials as a way to share how to incorporate the phrase "Reduce-Reuse-Recycle" into your everyday routine.

FHLBank ATLANTA
A FEDERAL HOME LOAN BANK

Through membership in the Federal Home Loan Bank, the Down Payment Assistance Program for first time home buyers, veterans, and community partners kicked off for the third year in a row.

American Bankers Association.

Associate involvement in the bi-monthly Black Banker Employee Resource Group which focuses on networking, professional development, and mentorship, and supports Black bankers in their careers.

Environmental
Social
Governance

ESG Stats for Q2/2022 Only

10

11 Our Culture of Care in the Community Environmental Social Governance 65 Community Service Hours 115 Financial Literacy-based Community Service Hours$28,000+ Donations to 23 local & national non-profits CARE Forward is a program in which $10 is donated to a designated nonprofit in each community for every checking account opened in 2022. Additionally, we partner with non-profits for volunteer services initiatives. Community Stats YTD as of June 30, 2022

Strategic Initiatives Update

Financial Highlights 02 13 Insert CB&T photo here

• Net interest income increased $4.2M QoQ and $5.3M YoY primarily due to increased yields on earning assets as a result of the rising interest rate environment and the ongoing reduction in funding costs. • Provision for credit losses increased $1.2M QoQ and $0.8M YoY driven by deterioration of one purchased syndicated C&I loan which resulted in a $2.6 million specific reserve and by loan growth of $103.9M, or 14.4% annualized, QoQ. • Noninterest expense increased $0.9M QoQ and decreased $4.3M YoY driven by profit sharing and incentive true-ups in 1Q and one extra working day in 2Q; and by our retail branch optimization project YoY. Balance Sheet and Income Statement 14 $ in thousands 2Q2022 1Q2022 2Q2021 OPERATIONAL RESULTS Net Interest Income $ 32,459 $ 28,222 $ 27,203 Provision for Credit Losses 1,814 630 967 Provision for Unfunded Commitments 269 (236) (603) Noninterest Income 5,604 5,335 7,238 Noninterest Expense 23,410 22,511 27,759 Income Tax Expense 1,792 1,329 886 Net Income $ 10,778 $ 9,323 $ 5,432 BALANCE SHEET CONDITION Assets $ 4,123,280 $ 4,123,226 $ 4,120,513 Portfolio Loans, net 2,899,915 2,797,628 2,807,335 Securities 907,034 982,041 843,538 Deposits 3,753,393 3,728,278 3,659,341 Shareholders' Equity 334,142 358,556 399,108

• Financial metrics have improved QoQ primarily due to: ◦ net interest income expansion; ◦ controlled expenses and; ◦ the success of our share repurchase program • Net interest margin (FTE) has improved QoQ and YoY primarily due to: ◦ an increase in the yield on earning assets QoQ; ◦ the continued shift in the deposit mix to lower cost funding and; ◦ the increase in non-maturing deposits 2Q2022 1Q2022 2Q2021 SHAREHOLDER RATIOS Diluted Earnings Per Share (QTD) $ 0.44 $ 0.36 $ 0.21 Diluted Earnings Per Share (YTD) $ 0.80 $ 0.36 $ 0.56 FINANCIAL RATIOS Return on Assets (QTD) 1.04% 0.92% 0.53 % Return on Assets (YTD) 0.98% 0.92% 0.72 % Return on Equity (QTD) 12.51% 9.57% 5.55 % Return on Equity (YTD) 10.95% 9.57% 7.62 % Tier 1 Leverage Ratio 9.96% 10.00% 10.23 % Risk-Based Capital - Tier 1 12.70% 12.98% 13.40 % Risk-Based Capital - Total 13.96% 14.24% 14.66 % Net Interest Margin (FTE) (QTD) 3.27% 2.91% 2.79 % Core Efficiency Ratio (QTD) 61.30% 66.35% 75.24 % Financial / Shareholder Ratios 15

Capital Management 16 As of June 30, 2022 We adopted CECL effective January 1, 2021 and elected to implement the capital transition relief over the permissible three-year period. • Focus on maintaining a "well capitalized" capital position allowing for the resolution of legacy credit issues. • Establishment of bank holding company provides flexibility and efficiency for potential sub-debt issuance and stock buybacks. • During the first half of 2022, a total of 1,969,593 shares were purchased at a weighted average price of 16.46 under the Company’s previously authorized share repurchase program. • During the second quarter of 2022, the Company’s Board of Directors authorized an additional common share repurchase program to purchase up to 750,000 shares of the Company’s common stock, subject to the Federal Reserve’s non-objection letter, which was received on July 26, 2022. Regulatory Well Capitalized Carter Bankshares June 30, 2022 Excess ($) (In Thousands) June 30, 2022 Common Equity Tier 1 Ratio ("CET1") 6.5% 12.70% $204,769 Tier 1 Risk-based Ratio 8.0% 12.70% 155,218 Total Risk-based Capital Ratio 10.0% 13.96% 130,766 Leverage Ratio 5.0% 9.96% 208,886 Critically Undercapitalized Category Tangible equity to total assets ≤2% Capital Conservation Buffer ≥2.5%; composed of CET1

Liquidity 17 (1) For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.0 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time. • Continue to maintain a strong liquidity position: ◦ Majority of bond portfolio is unpledged ◦ Ongoing FHLB collateral pledging (1) ◦ Maintain six unsecured lines of credit June 30, 2022 December 31, 2021 Change Cash and Due From Banks $ 43,194 $ 36,698 $ 6,496 Interest-bearing Deposits 745 64,905 (64,160) Excess Reserves 26,301 176,196 (149,895) Unpledged Investment Securities 728,515 743,836 (15,321) Excess Pledged Securities 22,861 28,417 (5,556) FHLB Borrowing Availability(1) 773,628 667,307 106,321 Unsecured Lines of Credit 145,000 145,000 — Total Liquidity Sources $ 1,740,244 $ 1,862,359 $ (122,115)

Deposit Composition 18 $ in thousands IMPROVING DEPOSIT MIX • Reliance on Certificates of Deposit continues to decline with a net decrease of $196.7M or 13.5% YoY • Non-maturing deposit categories showed an increase QoQ and YoY For the Period Ending Variance 06/30/22 03/31/22 06/30/21 Quarter Year Lifetime Free Checking $ 704,323 $ 708,353 $ 720,231 $ (4,030) $ (15,908) Interest-Bearing Demand 499,282 480,192 414,677 19,090 84,605 Money Market 555,621 526,838 405,962 28,783 149,659 Savings 733,704 728,425 661,303 5,279 72,401 Certificates of Deposits 1,260,463 1,284,470 1,457,168 (24,007) (196,705) Total Deposits $ 3,753,393 $ 3,728,278 $ 3,659,341 $ 25,115 $ 94,052 Total Deposits Composition $3,591 $3,504 $3,685 $3,698 $3,753 525 555 709 748 704 3,066 2,949 2,976 2,950 3,049 Noninterest-bearing Deposits Interest-bearing Deposits YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 DDA - Int.- Bearing 13% CDs 34% DDA - Int. Free 19% Savings 19% Money Market 15% (1) Period end balances. (1)

Total Portfolio Loan Growth $2,704 $2,885 $2,947 $2,812 $2,997 0.75% 6.69% 2.15% (4.58)% 13.27% Portfolio Loans Growth YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Loan Composition 19 $ in thousands LOAN PORTFOLIO • Total loans increased $103.9M, or 14.4% annualized, QoQ due to good production in commercial and mortgage loans and a slow down of large pay offs into the secondary market For the Period Ending Variance 06/30/22 03/31/22 06/30/21 Quarter Year Commercial Real Estate $ 1,389,117 $ 1,343,206 $ 1,337,792 $ 45,911 $ 51,325 Commercial and Industrial 336,477 345,345 413,842 (8,868) (77,365) Residential Mortgages 559,313 483,382 425,642 75,931 133,671 Other Consumer 48,033 43,288 43,336 4,745 4,697 Construction 322,731 321,190 320,885 1,541 1,846 Other 342,225 357,593 375,157 (15,368) (32,932) Total Portfolio Loans(1) $ 2,997,896 $ 2,894,004 $ 2,916,654 $ 103,892 $ 81,242 Other Consumer 2% CRE 46% C&I 11% Construction 11% Residential Mortgages 19% (1) Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C). (2) Loan growth for the quarter ended June 30, 2022 is annualized. (2) Other 11%

20 Loan Portfolio Repricing & Index Q2 2022 $ in millions (1) Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. (2) Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. Loan Portfolio by Rate Type Fixed $927 31% Floating $887 30% Variable $1,184 39% Loan Portfolio by Rate Index Type Fixed $927 31% Libor $428 14% Sofr $29 1% Prime $440 15% Treasury $1,174 39% $3.0B $3.0B (1) (2)

21 Top Ten (10) Relationships (Total Commitment) $ in thousands Segment For the Periods Ending Variance 06/30/22 to 12/31/21 06/30/22 % of Gross Loans 06/30/22 % of RBC06/30/22 12/31/21 1. Hospitality, agriculture & energy $338,790 $350,010 ($11,220) 11.30% 73.47% 2. Retail real estate & food services 56,492 56,073 419 1.88% 12.25% 3. Industrial & retail real estate 44,503 45,653 (1,150) 1.48% 9.65% 4. Multifamily development 40,000 36,720 3,280 1.33% 8.68% 5. Retail real estate 37,355 38,250 (895) 1.25% 8.10% 6. Hospitality 35,234 35,664 (430) 1.17% 7.64% 7. Multifamily & student housing 34,675 35,405 (730) 1.16% 7.52% 8. Hospitality 34,046 34,463 (417) 1.14% 7.38% 9. Special/limited use 33,736 33,736 — 1.13% 7.32% 10. Multifamily development 31,992 29,389 2,603 1.07% 6.94 % Top Ten (10) Relationships $686,823 $695,363 ($8,540) 22.91% 148.95 % Total Gross Loans 2,997,896 2,812,357 185,539 % of Total Gross Loans 22.91% 24.73% (1.82) % Concentration (25% of RBC) $115,277 $120,781 As of June 30, 2022

22 Balance Sheet Transformation 03

23 Earning Assets Goal is to deploy cash into higher yielding loans and investments while foregoing undue concentration risk. • Earning Assets stand at $3.9B • Our primary mandate is to use cash to grow the loan book with well diversified, higher yielding loan products to increase the NIM and mitigate concentration risks • Our secondary mandate is to utilize the investment portfolio to hedge the loan portfolio while providing a steady stream of income to supplement earnings. The investment book can be liquidated, or pledged, on an as needed basis to fund loan growth, when appropriate Past Present Future Loans Investments Cash 70% 76% 82% 18% 23%25% 5% 1% Earning Assets - 12/31/17 Earning Assets - 06/30/22 Earning Assets - Target

Commercial Real Estate Commercial & Industrial Residential Mortgages Other Consumer Construction Other 24 Loans Past Present Future 57% 46% 45% 20% 19% 5% 3% 2% 7% Loan Portfolio - 12/31/17 Loan Portfolio - 06/30/22 Loan Portfolio - Target 5% 11% 5% 30% 11% 23% Goal is to further diversify and de-risk the loan portfolio by reducing dependency on CRE loans and increasing C&I loans, consumer loans and single-family mortgages. Increased granularity is also a focus. • Portfolio loans currently stand at $3.0B • Our primary mandate is to always provide solutions to our customers in our footprint. CRE loans will continue to be a foundation of the portfolio • We are layering in additional loan products, tapping previously underutilized markets within the footprint and partnering with new borrowers to help with diversification, utilizing excess liquidity and maximizing the NIM 11%

Muni MBS Corporates Agencies & Treasuries ABS SBA CMBS CMO 25 Bond Portfolio Past Present Future 12% 8% 25% 41% 9% 10% Bond Portfolio - 06/30/17 Bond Portfolio - 06/30/22 Bond Portfolio - Target 10% 34% 27% 28% 15%8% 31% 6% 25% Goal is to maintain diversification and strong credit quality, while delivering above peer performance. • Portfolio stands at $907.0M, or about 22.0% of total assets, target is 15-25% of total assets • Per the charts, diversification has improved significantly over the past several years • The portfolio is now about 50% floating rate (versus 0% floating rate two years ago) • All bonds are “available-for-sale”, and can be used for liquidity and pledging purposes as needed (1) At June 30, 2022, Asset Backed Securities (ABS) represented approximately 9% of the entire Bond Portfolio and were further diversified into the following sub-segments (presented as a percentage of the entire Bond Portfolio): 1) ABS - CLO 6.3%, 2) ABS- Student Loans 2.6%, 3) ABS - SBA 0.2%, and 4) ABS - Consumer < 0.1%. 2% 2% 2% (1) 5%

CDs DDA - Int. Free DDA - Int. Bearing Money Markets Savings 26 Deposits Past Present Future 56% 34% 30% 15%15% 3% 10% Deposit Mix - 12/31/17 Deposit Mix - 06/30/22 Deposit Mix - Target 20% 19% 20% 7% 19% 25% 14% 13% Goal is to restructure and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial): • Deposits currently stand at $3.8B • Dependence on CDs has significantly declined, and maturities and pricing are proactively managed on a weekly basis • Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds • New product launches include mobile/online banking, Treasury Management, Instant Open, Card Valet, Click Switch, ATM Network, etc.

Asset Quality 04 27 Insert CB&T photo here

28 Delinquency Trends Past Due Loans / Total Portfolio Loans 0.07% 0.09% 0.19% 0.05% 0.08% 0.22% 0.05% 0.03% 0.01% 0.01% —% 0.00% 0.00% 0.00% 0.00% 0.28% 0.14% 0.22% 0.06% 0.09% $7,618 $4,070 $6,404 $1,670 $2,558 30-59 Days PD 60-89 Days PD 90+ Days PD Total PD Loans Total PD Amt YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 0.00% 0.08% 0.16% 0.24% 0.32% $— $2,000 $4,000 $6,000 $8,000

Nonperforming Loan Breakdown $52 $43 $31 $7 $12 37 31 22 3 3 5 3 3 5 3 2 3 11 8 Commercial Real Estate Commercial and Industrial Construction Residential Mortgages Other Consumer Other YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $6 $12 $18 $24 $30 $36 $42 $48 $54 $60 29 Nonperforming Loans $ in millions As of June 30, 2022 Nonperforming Loans / Total Portfolio Loans $2,704 $2,885 $2,947 $2,812 $2,998 51 42 32 7 12 2,653 2,843 2,915 2,805 2,986 1.88% 1.46% 1.09% 0.26% 0.40% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $800 $1,600 $2,400 $3,200 0.00% 0.50% 1.00% 1.50% 2.00% 1 1 1 1 1 1

30 Top 5 Nonperforming Loans $ in thousands Dollars in Thousands For the Periods Ending Change Comments6/30/2022 12/31/2021 1. Syndicated C&I $4,945 $4,811 $134 C&I secured with UCCs 2. CRE $2,668 $2,742 ($74) Commercial Property 3. Residential 825 825 — Residential mortgage Loan 4. Construction 808 808 — Residential Lot Developer 5. CRE 300 314 (14) CRE Non-Owner Occupied 6. C&I — 254 (254) UCC Subtotal: Top 5 Nonaccrual Loans $9,546 $9,754 ($208) Total Nonaccrual Loans $12,029 $7,397 $4,632 Top 5 Nonaccrual Loans / Total Nonaccrual Loans 79.36% 131.86% (52.50) % Total Portfolio Loans $2,997,896 $2,812,129 $185,767 Total Nonaccrual Loans / Total Portfolio Loans 0.40% 0.26% 0.14 % As of June 30, 2021 the top nonperforming credits totaled $6.0 million.

Nonperforming Assets $84 $60 $48 $18 $20 33 18 16 11 8 51 42 32 7 12 OREO Nonperforming Loans YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $14 $28 $42 $56 $70 $84 $98 $112 $126 $140 31 Nonperforming Assets $ in millions As of June 30, 2022 (1) During the 2nd quarter of 2021 twenty branch closures were completed. These branches were marked to fair value and transferred to OREO in the amount of $9.0 million, net. Nonperforming Assets / Total Assets 84 60 48 18 20 4,040 4,006 4,179 4,134 4,123 2.09% 1.51% 1.14% 0.44% 0.50% Nonperforming Assets Total Assets Nonperforming Assets / Total Assets YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $600 $1,200 $1,800 $2,400 $3,000 $3,600 $4,200 0.0% 1.0% 2.0% 3.0% (1)

Portfolio Credit Quality Trend $2,704 $2,885 $2,947 $2,812 $2,998 2,232 2,451 2,523 2,616 2,807 461 430 238 186 174186 Pass Substandard Special Mention YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 $2,800 $3,200 Non-Pass Credit Quality Trend $472 $434 $424 $196 $191 461 430 238 186 174 11 4 186 10 17 Substandard Special Mention YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $100 $200 $300 $400 $500 32 Loan Portfolio – Risk Ratings $ in millions *Excludes loans held-for-sale As of June 30, 2022 $17 $10 $4 $11

33 Net Charge-off & Provision Expense Trends $ in thousands As of June 30, 2022 (1) YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits all of which were previously reserved. $12,989 $3,841 $2,694 $23,127 $402 $16,870 $3,404 $18,006 $3,350 $2,444 0.47% 0.13% 0.09% 0.79% 0.03% Net Charge-offs Provision Expense Net Charge-offs (annualized)/ Average Loans YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 $20,000 $22,500 $25,000 0.00% 0.25% 0.50% 0.75% 1.00% 1.25%(1)

34 ACL Composition & ACL Coverage Ratio Trends $ in thousands As of June 30, 2022 $109,319 $99,294 $95,939 $96,376 $97,981 107,446 96,619 94,974 95,448 94,512 1,873 2,675 965 928 3,469 3.75% 3.44% 3.41% 3.33% 3.27% General Reserves Specific Reserves ACL to Total Portfolio Loans Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $25,000 $50,000 $75,000 $100,000 $125,000 0.0% 2.0% 4.0% 6.0%

35 Deposit Mix and Cost of Funds 05

Total Deposit Composition $3,592 $3,504 $3,685 $3,698 $3,753 3,067 2,949 2,976 2,950 3,049 525 555 709 748 704 Interest-bearing deposits Nonnterest-bearing deposits YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $700 $1,400 $2,100 $2,800 $3,500 $4,200 36 Deposits $ in millions (1) (1) Period end balances.

Interest-bearing Deposit Composition & Deposit Rates $3,097 $3,020 $2,937 $2,945 $3,005 2,090 2,054 1,819 1,485 1,289 664 582 600 663 721 247 249 321 414 476 96 135 197 383 519 1.23% 1.54% 1.21% 0.76% 0.59% Certificates of Deposit Savings Interest-bearing Deposits Money Market Deposit Rate YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 37 Deposits $ in millions (1) Deposit rates and interest bearing deposit balances presented above are year-to-date averages for periods ending YE 2018 – YE 2021. (1)

Total Deposits and Cost of Deposits $3,682 $3,685 $3,697 $3,701 $3,756 755 736 747 712 734 2,927 2,949 2,950 2,989 3,0220.63% 0.58% 0.52% 0.48% 0.47% Noninterest-bearing Deposits Interest-bearing Deposits Total Cost of Deposits Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 $0 $1,000 $2,000 $3,000 $4,000 0.45% 0.50% 0.55% 0.60% 0.65% 38 Total Deposits & Total Cost Of Deposits $ in millions (1) Quarterly Average Balances (2) Total Cost of Deposits incorporates the noninterest-bearing demand deposits with the rate on total interest-bearing deposits to illustrate the impact of those free funds on the overall cost of deposits (2) (1)

39 Net Interest Margin (1) Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds (2) Net Interest Margin has been computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2018 through 2022. N et In te re st M ar gi n 1.01% 1.23% 0.94% 0.57% 0.45% 4.11% 4.28% 3.74% 3.41% 3.72% 3.10% 3.05% 2.80% 2.84% 3.27% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2018 YE 2019 YE 2020 YE 2021 Q2 2022 0.00% 0.80% 1.60% 2.40% 3.20% 4.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% (1) (2)

40 Commercial Loan Portfolio Metrics 06

41 CRE Segment Overview By Collateral Code ($ in millions) (1) Other CRE & Other Commercial Construction Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities, Auto Shops As of June 30, 2022 (1) Grand Total of Segments $1,948.2

42 Hospitality Metrics by State ($ in millions) As of June 30, 2022 (1) (1) State Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $162,414 43% 59.6% $4,512 $73 South Carolina 96,420 25% 61.9% 7,417 101 West Virginia 59,027 16% 24.6% 14,757 67 Virginia 47,557 12% 57.8% 2,972 90 Georgia 11,379 3% 60.1% 5,689 66 Florida 3,435 1% 52.8% 3,435 245 Total $380,232 100% 54.5% $6,464 $107

43 Hospitality Metrics by Brand ($ in millions) As of June 30, 2022 (1) (1) Brand Hospitality Portfolio Balance Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $108,516 29% 65.5% $9,865 $114 IHG 78,608 21% 58.1% 4,913 70 Marriott 44,461 12% 52.6% 7,410 73 Upscale Independent/Boutique 57,552 15% 28.4% 28,776 75 Wyndham 28,094 7% 61.7% 2,341 40 Independent 20,772 5% 54.5% 2,596 161 Choice 14,686 4% 54.6% 2,448 30 Best Western 15,762 4% 47.5% 2,252 29 Other 11,781 3% 55.9% 2,945 40 Total $380,232 100% 54.5% $7,061 $70

44 Retail Metrics by State ($ in millions) As of June 30, 2022 (1) Excludes restaurant loans of $34.5 million. State Retail Portfolio Balance(1) Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Square Foot Virginia $ 175,122 61% 65.3% $ 2,162 $ 149 South Carolina 87,339 31% 75.7% 1,456 216 West Virginia 13,718 5% 32.5% 2,286 185 Florida 5,620 2% 25.5% 2,810 118 Georgia 3,810 1% 54.4% 3,810 85 North Carolina $434 — % 4.1% 434 23 Total $ 286,043 100% 65.9% $ 2,160 $ 129

45 Retail Metrics by Brand ($ in millions) As of June 30, 2022 (1) Excludes restaurant loans of $34.5 million. (1) (1) Type Retail Portfolio Balance(1) Percentage of Total Balance Avg. LTV Avg. GL Balance Size Avg. of Debt per Square Foot Anchored Strip Centers $ 144,372 51% 69.5% $ 4,246 $ 173 Unanchored Strip Centers 105,334 37% 72.9% 1,699 132 Outparcels/Single Tenant 24,282 8% 14.1% 496 343 Power Centers 9,636 3% 69.4% 3,212 67 Big Box 2,420 1% 10.9% 807 47 Total $ 286,043 100% 65.8% $ 2,092 $ 152